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                                                                   EXHIBIT 10.l


                          JLK DIRECT DISTRIBUTION INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN

         SECTION 1. ESTABLISHMENT. There is hereby established the JLK Direct Distribution Inc. 1997 Stock Option and Incentive Plan (hereinafter called the "Plan") pursuant to which directors, officers and employees of JLK Direct Distribution Inc. (hereinafter called the "Company") and its subsidiaries who are mainly responsible for its continued growth and development and future financial success may be granted options to purchase shares of Class A Common Stock, par value $0.01 per share (the "Common Stock") of the Company and/or may receive awards of shares of Common Stock in order to secure to the Company the advantage of the incentive and sense of proprietorship inherent in stock ownership by such persons, to reward such persons for services previously performed and/or as an added inducement to continue to provide service to the Company.

         SECTION 2. DURATION. Options and share awards under this Plan may be granted only within the ten-year period beginning on the date on which the Plan is adopted by the stockholders. Any options or share awards outstanding after the expiration of such ten-year period may be exercised within the periods prescribed by Section 7.

         SECTION 3. ADMINISTRATION. The Plan shall be administered by the full Board of Directors or a committee constituted so as to permit transactions under the Plan to comply with Rule 16b-3 (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Plan Administrator"). Subject to the provisions of the Plan, the Plan Administrator is authorized to adopt such rules and regulations and to take such action in the administration of the Plan as it shall deem proper.

         SECTION 4. ELIGIBILITY. Directors, officers and employees of the Company and its subsidiaries and Kennametal Inc., a Pennsylvania corporation ("Kennametal"), and its subsidiaries who, in the opinion of the Plan Administrator, are mainly responsible for the continued growth and development and future financial success of the business shall be eligible to participate in the Plan. The Plan Administrator shall, in its sole discretion, from time to time, select from such eligible persons those to whom options shall be granted or shares awarded and determine the number of shares to be included in such option or award; provided, however, that no option may be granted in substitution for an outstanding option except as provided in Section 12(d). No participant shall have any right to receive an option or share award, except as the Plan Administrator in its discretion shall determine. The terms "parent" and "subsidiary," where used in the Plan or in any stock option agreement entered into under the Plan, mean a "parent corporation" and a "subsidiary corporation," respectively, as defined in Section 425 of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code").

         SECTION 5. SHARES SUBJECT TO THE PLAN. The total number of shares of stock which may be issued pursuant to the Plan shall be 2,000,000 shares of Common Stock provided, however, that: (i) the number of shares of Common Stock to be issued pursuant to the Plan is subject to


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adjustment as provided in Section 12; and (ii) to the extent that options granted under the Plan shall expire or terminate without being exercised or shares awarded under the Plan shall be forfeited, such shares shall remain available for purposes of the Plan. Common Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company, including shares of Common Stock acquired by the Company in the open market.

         SECTION 6. TYPES OF OPTIONS. Options granted pursuant to the Plan may be either options which are incentive stock options under Section 422 of the Code (hereinafter called "Incentive Stock Options") or other options (hereinafter called "Nonstatutory Stock Options"). Incentive Stock Options and Nonstatutory Stock Options shall be granted separately hereunder. The Plan Administrator, in its discretion, shall determine whether and to what extent options granted under the Plan shall be Incentive Stock Options or Nonstatutory Stock Options. The provisions of the Plan and any stock option agreement pursuant to which Incentive Stock Options shall be issued shall be construed in a manner consistent with Section 422 of the Code and rules and regulations promulgated or proposed thereunder.

         SECTION 7. TERMS OF OPTIONS. Each option granted under the Plan shall be evidenced by a stock option agreement between the Company and the person to whom such option is granted and shall be subject to the following terms and conditions:

                  (a) Subject to adjustment as provided in Section 12 of this Plan, the price at which each share covered by an option may be purchased shall be determined in each case by the Plan Administrator; provided, however, that such price shall not be less than the fair market value thereof at the time the option is granted. If an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than ten percent (10%) of the combined voting power of all classes of the stock of the Company (or any parent or subsidiary of the Company) and an option granted to such optionee is intended to qualify as an Incentive Stock Option, the option price shall be no less than 110% of the fair market value of the shares covered by the option on the date the option is granted.

                  (b) The aggregate fair market value of shares of Common Stock with respect to which Incentive Stock Options are first exercisable by the optionee in any calendar year (under all Plans of the Company and its subsidiaries) shall not exceed the limitations, if any, imposed by
         Section 422(d) of the Code (or any successor provision). If any option designated as an Incentive Stock Option, either alone or in conjunction with any other option or options, exceeds the foregoing limitation, the portion of such option in excess of such limitation shall automatically be reclassified (in whole share increments and without fractional share portions) as a Nonstatutory Stock Option, with later granted options being so reclassified first.

                  (c) During the lifetime of the optionee the option may be exercised only by the optionee. The option shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution or, if in compliance with Rule 16b-3 (or any successor rule), pursuant to a domestic relations order. After the death of the optionee,

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         the option may be transferred to the Company upon such terms and conditions, if any, as the Plan Administrator and the personal representative or other person entitled to the option may agree within the period specified in subsection 7(d)(iii) hereof.

                  (d) An option may be exercised in whole at any time, or in part from time to time, within such period or periods (not to exceed ten years from the granting of the option in the case of an Incentive Stock Option) as may be determined by the Plan Administrator and set forth in the stock option agreement (such period or periods being hereinafter referred to as the "option period"), provided that:

                           (i) If the optionee who is an employee of the Company
                  or its parent or any of its subsidiaries shall cease to be employed by the Company or its parent or any of its subsidiaries, the option may be exercised only within three months after the termination of employment and within the option period or, if such termination was due to disability or retirement (as hereinafter defined), within one year after termination of employment and within the option period, unless such termination of employment shall be for cause or in violation of an agreement by the optionee to remain in the employ of the Company or its parent or one of its subsidiaries, in which case the option shall forthwith terminate; provided, however, that the Plan Administrator may in its sole discretion extend the option period of any option for up to three years from the date of termination of employment regardless of the original option period. For purposes of the Plan, retirement shall mean the termination of employment with the Company at a time when the participant in the Plan is eligible to receive immediately payable retirement benefits under the Company's then existing retirement plan or under any other retirement plan that is maintained by a Company subsidiary.

                           (ii) If the optionee who is a director of the Company
                  or Kennametal or any of their subsidiaries shall cease to serve as a director of the Company and Kennametal or any of their subsidiaries, the option may be exercised only within three months after the cessation of service and within the option period or, if such cessation was due to disability, within one year after cessation of service and within the option period, unless such cessation of service as a director was the result of removal for cause, in which case the option shall forthwith terminate; provided, however, that the Plan Administrator may in its sole discretion extend the option period of any option for up to three years from the date of cessation of service regardless of the original option period.


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                           (iii) If the optionee shall die, the option may be
                  exercised only within 450 calendar days after the optionee's death and within the option period and only by the optionee's personal representative or persons entitled thereto under the optionee's will or the laws of descent and distribution;

                           (iv) The option may not be exercised for more shares
                  (subject to adjustment as provided in Section 12) after the termination of the optionee's employment, cessation of service as a director or the optionee's death (as the case may be) than the optionee was entitled to purchase thereunder at the time of the termination of the optionee's employment or the optionee's death;

                           (v) If an optionee owns (or is deemed to own under
                  applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary corporation of the Company) and an option granted to such optionee is intended to qualify as an Incentive Stock Option, the option by its terms may not be exercisable after the expiration of five years from the date such option is granted; and

                           (vi) No option granted to an optionee subject to
                  Section 16(b) may be exercised during the six-month period beginning on the date of grant.

                  (e) The option price of each share purchased pursuant to an option shall be paid in full at the time of each exercise (the "Payment Date") of the option (i) in cash; (ii) by delivering to the Company a notice of exercise with an irrevocable direction to a registered broker-dealer under the Securities Exchange Act of 1934, as amended, to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (iii) in the discretion of the Plan Administrator, through the delivery to the Company of previously owned shares of Common Stock having an aggregate fair market value equal to the option price of the shares being purchased pursuant to the exercise of the option; provided, however, that shares of Common Stock delivered in payment of the option price must have been held by the participant for at least six (6) months in order to be utilized to pay the option price; (iv) through an election pursuant to Section 8 hereof to have shares of Common Stock otherwise issuable to the optionee withheld to pay the exercise price of such option; or (v) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in subsections (i)-(iv) of this Section 7(e).

                  (f) The Plan Administrator, in its discretion, may authorize "stock retention options" which provide, upon the exercise of an option granted under this Plan, the Stock Option Plan of 1982, the Stock Option and Incentive Plan of 1988 or the Stock Option and Incentive Plan of 1992 (a "prior option") using previously owned shares, for the automatic issuance of a new option under this Plan with an exercise price equal to the current fair market value and for up to the number of shares equal to the number of



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         previously owned shares delivered in payment of the exercise price of the prior option. Such stock retention option shall have the same option period as the prior option.

                  (g) In consideration for the granting of each option, the optionee shall agree to remain in the employment of the Company or one of its subsidiaries, at the pleasure of the Company or such subsidiary, for at least one year from the date of the granting of such option or until the first day of the month coinciding with or next following the optionee's sixty-fifth birthday, whichever may be earlier. Nothing contained in the Plan nor in any stock option agreement shall confer upon any optionee any right with respect to the continuance of employment by the Company or any of its subsidiaries nor interfere in any way with the right of the Company or any subsidiary to terminate his employment or change his compensation at any time.

                  (h) The Plan Administrator may include such other terms and conditions not inconsistent with the foregoing as the Plan Administrator shall approve. Without limiting the generality of the foregoing sentence, the Plan Administrator shall be authorized to determine that options shall be exercisable in one or more installments during the term of the option and the right to exercise may be cumulative as determined by the Plan Administrator.

         SECTION 8. SHARE WITHHOLDING.

                  (a) An optionee may, in the discretion of the Plan Administrator, elect to pay the exercise price of an option, in whole or in part, by requesting that the Company withhold shares of stock otherwise issuable to the optionee having a fair market value equal to the portion of the exercise price of the option being paid pursuant to such election (a "Share Withholding Election").

                  (b) A Share Withholding Election must be in writing and must be delivered to the Company no later than with the delivery of the notice of exercise of the option.

         SECTION 9. SHARE AWARDS.

                  (a) The Plan Administrator may, from time to time, subject to the provisions of the Plan, award shares to participants; provided, however, that the maximum number of shares of Common Stock that may take the form of share awards is 100,000.

                  (b) The award of shares shall be evidenced by a share award agreement executed by the Company and the grantee setting forth the number of shares of Common Stock awarded, the vesting period, the vesting schedule or criteria and such other terms and conditions as the Plan Administrator may determine.


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                  (c) The grantee of a share award shall receive shares of
         Common Stock without payment to the Company immediately upon grant; provided, however, that the grantee's ownership of such shares shall be subject to the following terms and conditions:

                           (i) Any single award of shares to a participant in an
                  amount greater than 100 shares shall vest in installments upon achievement by the Company or grantee of specified performance goals as determined by the Plan Administrator and as provided in the share award agreement;

                           (ii) If the grantee or the Company, as the case may
                  be, fails to achieve the designated goals or the grantee ceases to be employed by the Company for any reason (including death, permanent disability or retirement) prior to the expiration of the vesting period, the grantee shall forfeit all shares so awarded which have not then vested;

                           (iii) A grantee who has received a share award
                  pursuant to the Plan shall have all rights of a stockholder in such Common Stock, including but not limited to the right to vote and receive dividends with respect thereto; provided, however, that shares awarded pursuant to the Plan which have not vested may not be sold or otherwise transferred by the grantee and stock certificates representing such shares shall bear a restrictive legend to that effect; and

                           (iv) No share award (or portion thereof) granted to a
                  person subject to Section 16(b) shall vest within the six-month period beginning on the date of grant of such share award.

         SECTION 10. LIMITATION ON OPTIONS AND AWARDS. The aggregate number of shares covered by any options or share awards to one person shall not exceed fifteen percent (15%) of the aggregate number of shares subject to the Plan as provided in Section 5 hereof.

         SECTION 11. TAX WITHHOLDING.

                  (a) Whenever shares are to be issued under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares; provided, however, that in the case of a grantee who receives an award of shares under the Plan which is not fully vested, the grantee shall remit such amount on the first business day following the Tax Date. The "Tax Date" for purposes of this Section 11 shall be the date on which the amount of tax to be withheld is determined. If an optionee makes a disposition of shares acquired upon the exercise of an Incentive Stock Option within either two years after the option was granted or one year after the receipt of stock by the optionee, the optionee shall promptly notify the Company and the Company shall have the right to require the optionee to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.


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                  (b) A grantee who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously owned shares of Common Stock having an aggregate fair market value on the Tax Date equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months; or (iii) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i) an (ii) of this Section 11(b).

                  (c) A grantee who is obligated to pay to the Company an amount required to be withheld under applicable tax withholding requirements in connection with either the exercise of a Nonstatutory Stock Option or a share award under the Plan may, in the discretion of the Plan Administrator, elect to satisfy this withholding obligation, in whole or in part, by requesting that the Company withhold shares of stock otherwise issuable to the grantee having a fair market value on the Tax Date equal to the amount of the tax required to be withheld; provided, however, that shares may be withheld by the Company only if such withheld shares have vested. Any fractional amount shall be paid to the Company by the optionee in cash or shall be withheld from the optionee's next regular paycheck.

                  (d) An election by a grantee to have shares of stock withheld to satisfy federal, state and local tax withholding requirements pursuant to Section 11(c) (a "Tax Withholding Election") must be in writing and delivered to the Company prior to the Tax Date.

         SECTION 12. ADJUSTMENT OF NUMBER AND PRICE OF SHARES.

                  (a) In the event that a dividend shall be declared upon the Common Stock of the Company payable in shares of said stock, the number of shares of Common Stock covered by each outstanding option and the number of shares which may be issued pursuant to the Plan but are not yet covered by outstanding options shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend.

                  (b) In the event that the outstanding shares of Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for the shares of Common Stock covered by each outstanding option, and the shares which may be issued pursuant to the Plan but are not yet covered by outstanding options, the number and kind of shares of stock or other securities which would have been substituted therefor if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such changed or substituted stock or other securities.


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                  (c) In the event there shall be any change, other than
         specified in this Section 12, in the number or kind of outstanding shares of Common Stock of the Company or of any stock or other securities into which such Common Stock shall be changed or for which it shall have been exchanged, then, if the Board of Directors shall determine, in its discretion, that such change equitably requires an adjustment in the number or kind of shares covered by outstanding options and the shares which may be issued pursuant to the Plan but are not yet covered by outstanding options, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan and on each outstanding stock option agreement.

                  (d) In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of Code Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

                  (e) No adjustment or substitution provided for in this Section 12 shall require the Company to issue or to sell a fractional share under any stock option agreement or share award agreement and the total adjustment or substitution with respect to each stock option and share award agreement shall be limited accordingly.

                  (f) In the case of any adjustment or substitution provided for in this Section 12, the option price per share in each stock option agreement shall be equitably adjusted by the Board of Directors to reflect the greater or lesser number of shares of stock or other securities into which the stock covered by the option may have been changed or which may have been substituted therefor.

         SECTION 13. FAIR MARKET VALUE. In any determination of fair market value hereunder, fair market value shall be deemed to be the mean between the highest and lowest sales prices for the Common Stock of the Company as reported in the New York Stock Exchange -- Composite Transactions reporting system for the date in question, or if no sales were made on that date, on the next preceding date on which sales were made.

         SECTION 14. CHANGE IN CONTROL.

                  (a) In the event of a Change in Control, as hereinafter defined, of the Company or Kennametal, the following provisions shall apply to options and share awards previously awarded under the Plan, notwithstanding any provision herein or in any agreement to the contrary:

                           (i) All options which provide for exercise in one or
                  more installments shall become immediately exercisable in full;


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                           (ii) If any optionee shall cease to be employed by
                  the Company or any of its subsidiaries within one (1) year following a Change in Control, then the option may in all events be exercised for a period of three months after such termination of employment and within the option period; and

                           (iii) All awards of shares under the Plan which have
                  not previously vested shall become vested.

                  (b) The term "Change in Control" shall mean a change in control of the Company or Kennametal of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Exchange Act as in effect on the date thereof or, if Item 6(e) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Exchange Act which serve similar purposes; provided that, without limitation, such a Change in Control shall be deemed to have occurred if: (i) the Company or Kennametal shall be merged or consolidated with another corporation or entity, other than a corporation or entity which is an "affiliate" of the Company or Kennametal, as the case may be (as such term is defined in Rule 144(a) promulgated under the Securities Act of 1933), or (ii) the Company or Kennametal shall sell all or substantially all of its operating properties and assets to another person, group of associated persons or corporation, excluding affiliates of the Company or Kennametal, if any, or (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a beneficial owner, directly or indirectly, of securities of the Company or Kennametal representing 25% or more of the combined voting power of the Company's or Kennametal's, as the case may be, then outstanding securities coupled with or followed by the election as directors of the Company or Kennametal, as the case may be, of persons who were not directors at the time of such acquisition if such person shall elect a majority of the Board of Directors of the Company or Kennametal, as the case may be.

         SECTION 15. AMENDMENT AND DISCONTINUANCE. The Board of Directors may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person's consent of any rights theretofore granted pursuant hereto.

         SECTION 16. COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933 or the Exchange Act, if such registration shall be necessary, or before compliance by the Company or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of the New York Stock Exchange, Inc. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.


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         SECTION 17. COMPLIANCE WITH SECTION 16. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule). To the extent that any grant of an option or share award fails to so comply, it shall be deemed null and void to the extent permitted by law and to the extent deemed advisable by the Plan Administrator.

         SECTION 18. PARTICIPATION BY FOREIGN NATIONALS. The Plan Administrator may, in order to fulfill the purposes of the Plan and without amending the Plan, modify grants to foreign nationals or United States citizens employed abroad in order to recognize differences in local law, tax policy or custom.

         SECTION 19. EFFECTIVE DATE OF PLAN. The Plan shall become effective upon approval and adoption of the Plan by the affirmative vote of holders of a majority of the outstanding shares of stock of the Company.


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